Exhibit 10.2 INVESTORS’ RIGHTS AGREEMENT AMONG LANZATECH GLOBAL, INC. AND THE HOLDERS PARTY HERETO FROM TIME TO TIME Dated as of May 7, 2025

i TABLE OF CONTENTS Page ARTICLE I BOARD OF DIRECTORS; VOTING AGREEMENT ...............................................1 SECTION 1.1 Election of the Series A Director .....................................................1 SECTION 1.2 Vacancies and Removal ...................................................................1 SECTION 1.3 Voting Agreement ............................................................................1 ARTICLE II RESTRICTIONS ON TRANSFER OF SERIES A PREFERRED STOCK .............2 SECTION 2.1 Transfers Generally ..........................................................................2 SECTION 2.2 Permitted Transfers. .........................................................................2 SECTION 2.3 Right of First Refusal. ......................................................................3 ARTICLE III CERTAIN COVENANTS ........................................................................................3 SECTION 3.1 Information Rights ...........................................................................3 SECTION 3.2 Confidentiality .................................................................................4 SECTION 3.3 Withholding Taxes. ..........................................................................4 ARTICLE IV MISCELLANEOUS .................................................................................................4 SECTION 4.1 Entire Agreement; Parties in Interest ...............................................4 SECTION 4.2 No Recourse .....................................................................................4 SECTION 4.3 Governing Law ................................................................................5 SECTION 4.4 Jurisdiction. ......................................................................................5 SECTION 4.5 Waiver of Jury Trial .........................................................................5 SECTION 4.6 Specific Performance; Remedies .....................................................5 SECTION 4.7 Notice. ..............................................................................................6 SECTION 4.8 Amendments; Waivers .....................................................................6 SECTION 4.9 Counterparts .....................................................................................6 SECTION 4.10 Assignment ......................................................................................7 SECTION 4.11 Severability ......................................................................................7 SECTION 4.12 Termination. .....................................................................................7 ARTICLE V DEFINITIONS ...........................................................................................................7 SECTION 5.1 Certain Definitions. ..........................................................................7 SECTION 5.2 Construction. ....................................................................................9

ii LIST OF EXHIBITS EXHIBIT A SCHEDULE OF INVESTORS EXHIBIT B PREFERRED HOLDER JOINDER LIST OF ANNEXES ANNEX I RESTRICTIVE LEGEND TO THE PREFERRED STOCK CERTIFICATES

1 INVESTORS’ RIGHTS AGREEMENT This INVESTORS’ RIGHTS AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of May 7, 2025, is made by and among LanzaTech Global, Inc., a Delaware corporation (the “Company”), and each of the Parties listed on Exhibit A hereto from time to time as an “Investor” (each, an “Investor” and, collectively, the “Investors” and, together with the Company, the “Parties”). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings specified in Section 7.1. PRELIMINARY STATEMENTS A. Concurrently with the execution and delivery hereof, the Company shall issue and sell to the Investors, and the Investors shall purchase from the Company, an aggregate of 20,000,000 shares of Preferred Stock designated as “Series A Convertible Senior Preferred Shares” (the “Series A Preferred Stock”) on the terms and subject to the conditions set forth in the Purchase Agreement. B. The Company has filed with the Secretary of State of the State of Delaware the Certificate of Designation, which sets forth certain designations, rights, preferences, powers, restrictions and limitations of the Series A Preferred Stock. C. The Parties each desire to enter into this Agreement to establish certain additional rights, preferences, powers, qualifications, restrictions and limitations of the Series A Preferred Stock. NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows: ARTICLE I BOARD OF DIRECTORS; VOTING AGREEMENT SECTION 1.1 Election of the Series A Director. For so long as any Series A Preferred Stock remains outstanding, the Investors, exclusively and voting together as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director of the Company (the “Series A Director”). For the avoidance of doubt, the Series A Director shall not be included in any of the classes created pursuant to Article V of the Certificate of Incorporation. Notwithstanding anything to the contrary in this Agreement or in the Certificate of Designation, the Investors shall not elect any individual to serve as the Series A Director unless such individual satisfies the Nasdaq rules and Securities Laws applicable to service as a director of a publicly-listed company. For the avoidance of doubt, the provisions of this Section 1.1 are in furtherance of, and not in addition to, the rights set forth in Section 3(b) of the Certificate of Designation. SECTION 1.2 Vacancies and Removal. The Investors, exclusively and voting together as a separate class on an as-converted to Common Stock basis, shall be entitled to fill any vacancies created by the resignation, removal or death of the Series A Director (and any replacement thereof). SECTION 1.3 Voting Agreement. Each Investor hereby agrees to vote, or cause to be voted, all shares of Series A Preferred Stock owned beneficially or of record by such Investor, or over which such Investor maintains voting control, directly or indirectly, in such manner as may be necessary or advisable in support of, or to implement, maintain, or protect the various matters set forth in, and the intent of, this Article I, whether at an annual or special meeting of stockholders of the Company or pursuant to any written consent of the stockholders of the Company.

2 ARTICLE II RESTRICTIONS ON TRANSFER OF SERIES A PREFERRED STOCK SECTION 2.1 Transfers Generally. Any Proposed Holder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company. Each Party acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate. Therefore, the Parties unconditionally and irrevocably agree that any non-breaching Party shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Transfer Stock not made in strict compliance with this Agreement). SECTION 2.2 Permitted Transfers. (a) Each Holder may Transfer any Preferred Stock (a “Permitted Transfer”) to (i) other Holders and their respective Affiliates (including, for the avoidance of doubt, their limited partners and accounts or funds managed or advised by the holders of their respective Affiliates) and (ii) other Persons reasonably acceptable to the Company; provided, that, in the case of the foregoing clauses (i) and (ii), each such Prospective Transferee shall provide to the Company a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or appropriate IRS Forms W-8 claiming complete exemption from dividend withholding tax before such Transfer shall be effective; provided, further, that no Transfer shall be made in violation of the Securities Act or any applicable state securities Laws or that results (or could reasonably be expected to result) in the Company being required to register the Preferred Stock pursuant to applicable securities Laws. In connection with any Permitted Transfer, such Prospective Transferee shall execute and deliver to the Company a preferred holder joinder, in the form of Exhibit B attached hereto, at the time of or prior to any Transfer (unless such Prospective Transferee is a Holder before giving effect to such Transfer). (b) The Company shall keep at its principal office a register for the registration of the Preferred Stock. Upon the surrender of any certificate representing any Preferred Stock at the Company’s principal office, the Company shall, upon the request of the Holder of such certificate, promptly (but in any event within three Business Days after such request) prepare, execute and deliver (at the Company’s expense) new certificates in exchange therefor representing Preferred Stock represented by the surrendered certificate. Subject to compliance with this Article II, such certificate shall be registered in the name requested by the Holder of the surrendered certificate. The issuance of such new certificates shall be made without charge to the Holders, and the Company shall pay for any cost incurred by the Company in connection with such issuance, including any documentary, stamp and similar issuance or transfer tax in respect of the preparation, execution and delivery of such new certificates pursuant to this Section 2.2(b). All transfers and exchanges of Preferred Stock shall be made promptly by direct registration on the books and records of the Company and the Company shall take all such other actions as may be required to reflect and facilitate all transfers and exchanges not prohibited by this Article II. (c) Upon receipt of evidence reasonably satisfactory to the Company (it being understood that an affidavit of the applicable Holder shall constitute such evidence) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

3 (d) Unless otherwise agreed to by the Company and the applicable Holder, each certificate representing Series A Preferred Stock shall bear a restrictive legend in substantially the form attached hereto as Annex I and shall be subject to the restrictions set forth therein. In addition, such certificate may have notations, additional legends or endorsements required by law, exchange rules or agreements to which the Company and any Holder (in its capacity as a Holder) is subject, if any. SECTION 2.3 Right of First Refusal. (a) Subject to the terms of Section 2.2, each Holder hereby unconditionally and irrevocably grants to the Significant Holders a Right of First Refusal to purchase all or any portion of Transfer Stock that such Holder may propose to transfer in a Proposed Holder Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee. (b) Each Holder proposing to make a Proposed Holder Transfer must deliver a Proposed Transfer Notice to each Significant Holder not later than 45 days prior to the consummation of such Proposed Holder Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Holder Transfer, the identity of the Prospective Transferee and the intended date of the Proposed Holder Transfer. To exercise its Right of First Refusal under this Article II, the Exercising Significant Holder must deliver a Significant Holder Notice to the selling Holder and the other Significant Holders within 15 days after delivery of the Proposed Transfer Notice specifying the number of shares of Transfer Stock to be purchased by such Exercising Significant Holder. (c) If any Holder becomes obligated to sell any Transfer Stock to any Significant Holder under this Agreement and fails to deliver such Transfer Stock in accordance with the terms of this Agreement, the Significant Holder may, at its option, in addition to all other remedies it may have, send to such Holder the purchase price for such Transfer Stock as is herein specified and transfer to the name of the Significant Holder (or request that the Company effect such transfer in the name of a Significant Holder) on the Company’s books any certificates, instruments, or book entry representing the Transfer Stock to be sold. ARTICLE III CERTAIN COVENANTS SECTION 3.1 Information Rights. Without the prior affirmative vote or written consent of the Majority Holders approving such action or omission, the Company shall, so long as any Series A Preferred Stock remains outstanding, furnish to the Investors: (a) within 120 days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by an independent certified public accountant of recognized national standing; provided, however, the obligations under this Section 3.1(a) may be satisfied with respect to any financial statements of the Company by furnishing the Company’s Form 10-K for such fiscal year filed with the SEC or any securities exchange within the time period specified in this clause (a); and (b) within 75 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (x) be subject to normal year-end audit adjustments; and (y) not contain all notes thereto that may be required in accordance with GAAP); provided, however, the obligations under this clause (b) may be satisfied with respect to any financial statements of the Company by furnishing the

4 Company’s Form 10-Q for such fiscal quarter filed with the SEC or any securities exchange within the time period specified in this clause (b). SECTION 3.2 Confidentiality. The Holders shall treat confidentially, and shall cause their Affiliates and Representatives to treat confidentially all information received pursuant to Section 3.1 that is not publicly available at the time of receipt until such time that such information becomes publicly available other than by reason of improper disclosure by the Holders or any of their respective Affiliates or Representatives. SECTION 3.3 Withholding Taxes. (a) Each Holder of Series A Preferred Stock acknowledges and agrees that it is, and it and any permitted transferee shall be, for so long as it is a Holder of Series A Preferred Stock, a (i) “United States person” as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) or (ii) “foreign government” within the meaning of section 892 of the Code that is eligible and claiming the benefits of the exemption from taxation under section 892 of the Code and, in each case, shall provide a properly completed and executed IRS Form W-9 or appropriate Form(s) W-8 claiming complete exemption from dividend withholding. (b) Each applicable Holder of shares of Preferred Stock shall indemnify the Company for any withholding taxes (and any interest or penalties imposed thereon) imposed on the Company with respect to amounts payable with respect to such Holder’s Preferred Stock. To the extent that any Holder may be required to indemnify the Company hereunder, such Holder and the Company may jointly control the related withholding tax audit or other proceeding and neither Party shall settle such claim without the consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. ARTICLE IV MISCELLANEOUS SECTION 4.1 Entire Agreement; Parties in Interest. This Agreement (including the annexes and exhibits hereto) and the other Transaction Documents constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors, legal representatives and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, except for the provisions of this Section 4.1 and Section 4.2, which shall be enforceable by the beneficiaries contemplated thereby. SECTION 4.2 No Recourse. Notwithstanding anything to the contrary in this Agreement, no Party shall assert any claim against any Person that is not party to this Agreement, including any Representatives, Affiliates or direct or indirect equityholders of any Party (or any Affiliate of any of the foregoing) (each a “Nonparty Affiliate” and, collectively, the “Nonparty Affiliates”) with respect to matters arising under or relating to this Agreement or the Transactions (as defined in the Purchase Agreement) or hold or attempt to hold any Nonparty Affiliate liable for any actual or alleged inaccuracies, misstatements or omissions with respect to information furnished by a party or such Persons concerning such party or the business of the Company and its subsidiaries, this Agreement or the Transactions, to the maximum extent permitted by Law; provided, that, the foregoing shall not apply to the Related Parties of the Company party to any other Transaction Document with respect to their representations, warranties, covenants and agreements thereunder.

5 SECTION 4.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. SECTION 4.4 Jurisdiction. Except as otherwise expressly provided in this Agreement, each of the Parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any other state or federal court located in the State of Delaware, over any suit, action or other proceeding brought by any party arising out of or relating to this Agreement, and each of the Parties hereto hereby irrevocably agrees that all claims or disputes with respect to any such suit, action or other proceeding shall be heard and determined in such courts. Each party hereby consents to service of process in any such proceeding in any manner permitted by the Laws of Delaware, and further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.7. Notwithstanding the foregoing in this Section 4.4, a Party hereto may commence any action, claim, cause of action or suit in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts. SECTION 4.5 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ISSUE, ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, ITS NEGOTIATION OR TERMS, OR THE TRANSACTIONS, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS SECTION 4.5 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH SUCH OTHER PARTIES ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.5 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. SECTION 4.6 Specific Performance; Remedies. The parties hereby expressly recognize and acknowledge that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist, and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any party hereto, a party under this Agreement will be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required. Such remedies, and any and all other remedies provided for in this Agreement, will, however, be cumulative in nature and not exclusive and will be in addition to any other remedies whatsoever which any party may otherwise have. Each of the parties hereto hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties hereto hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each party hereto hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such

6 breach or violation should not be available on the grounds that money damages are adequate or any other grounds. SECTION 4.7 Notice. (a) Any notices or other communications required or permitted hereunder will be deemed to have been properly given and delivered if in writing by such party or its legal representative and delivered personally or sent by email or nationally recognized overnight courier service guaranteeing overnight delivery, addressed as follows: If to the Company: LanzaTech Global, Inc. 8045 Lamon Avenue, Suite 400 Skokie, IL 60077 Attn: Joseph C. Blasko Email: [REDACTED] with a copy (not constituting notice) to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attn: Marisa Stavenas; Nicholas Baker Email: [REDACTED]; [REDACTED] If to any Investor, to such Investor at the address set forth on the signature page hereto under such Investor’s name. (b) Notice or other communication pursuant to Section 4.7(a) will be deemed given or received when delivered, except that any notice or communication received by email transmission on a non-Business Day or on any Business Day after 5:00 p.m. addressee’s local time or overnight delivery on a non-Business Day will be deemed to have been given and received at 9:00 a.m. addressee’s local time on the next Business Day. Any Party may specify a different address, by written notice to the other Parties. The change of address will be effective upon the other Parties’ receipt of the notice of the change of address. SECTION 4.8 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Majority Holders and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective. No knowledge, investigation or inquiry, or failure or delay by the Company or any Investor in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder will be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter. SECTION 4.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument. A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature. Any Person may rely on a copy of this Agreement.

7 SECTION 4.10 Assignment. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective permitted assigns and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the Parties without the prior written consent of the other Parties. Any assignment or transfer in violation of this Section 4.10 shall be null and void. SECTION 4.11 Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that achieves, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision. SECTION 4.12 Termination. This Agreement shall terminate and be of no further force and effect upon redemption or conversion of all the Preferred Stock in full in accordance with the Certificate of Designation, as applicable; provided, that, Section 3.2 and this Article IV shall survive the termination of this Agreement. ARTICLE V DEFINITIONS SECTION 5.1 Certain Definitions. (a) The following words and phrases have the meanings specified in this Section 5.1(a): “Affiliate” means, as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise; provided, that, the Company and its Subsidiaries shall not be deemed an Affiliate of any Investor, and no Investor shall be deemed an Affiliate of the Company or any of its Subsidiaries. “Board of Directors” means the board of directors or other governing body of the Company. “Business Day” means any day that is not a Saturday or Sunday or other day on which the commercial banks in New York City are authorized or required by law to remain closed. “Certificate of Designation” means that certain Certificate of Designation of Series A Convertible Senior Preferred Stock of the Company, dated as of May 7, 2025 (as may be amended from time to time in accordance with its terms). “Charter” means the Second Amended and Restated Certificate of Incorporation of AMCI Acquisition Corp. II, filed on February 8, 2023, as amended from time to time in accordance with its terms and the terms of this Agreement and which includes, for the avoidance of doubt, (a) that certain Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of LanzaTech Global, Inc., filed on October 3, 2024, and (b) the Certificate of Designation. “Common Stock” means shares of common stock of the Company, par value $0.0001 per share.

8 “Equity Interests” means capital stock and all warrants, options or other rights to acquire capital stock, but excluding any debt security that is convertible into, or exchangeable for, capital stock. “Exercising Significant Holder” means any Major Holder electing to exercise the Right of First Refusal. “GAAP” means generally accepted accounting principles in the United States, applied on a consistent basis throughout the periods indicated. “Governing Documents” means, with respect to the Company, the Charter, Certificate of Designation, any other certificate of designation, and the Company’s bylaws. “Holder” means each holder of Series A Preferred Stock of the Company. For the avoidance of doubt, to the extent any Person holds both (i) Series A Preferred Stock and (ii) any other Equity Interests of the Company, such Person shall be deemed to be a Holder with respect to such Person’s Series A Preferred Stock only. “Law” means any applicable U.S. or foreign, federal, state, provincial, municipal or local law (including common law), statute, ordinance, rule, regulation, code, policy, directive, standard, license, treaty, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any governmental entity. “Majority Holders” means, for so long as any Series A Preferred Stock remains outstanding, and as of any applicable date of determination, the Holder(s) holding a majority of the then-outstanding shares of Series A Preferred Stock. “Necessary Action” means, with respect to a specified result, all actions, to the fullest extent permitted by applicable law and, in the case of any action by the Company that requires a vote or other action on the part of the Board of Directors, to the extent the Board of Directors determines in good faith that such action is consistent with the fiduciary duties of the Board of Directors, necessary to cause such result, including, without limitation: (a) voting or providing a written consent or proxy with respect to the Common Stock or Preferred Stock; (b) causing the adoption of amendments to the Governing Documents; (c) executing agreements and instruments; and (d) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result. “Person” means any individual, corporation, limited liability company, partnership (including limited partnership), joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. “Preferred Stock” means, to the extent issued and outstanding, the Series A Preferred Stock. “Proposed Holder Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein), including by operation of law, proposed by any of the Holders. “Proposed Transfer Notice” means written notice from a Holder setting forth the terms and conditions of a Proposed Holder Transfer. “Prospective Transferee” means any person to whom a Holder proposes to make a Proposed Holder Transfer.

9 “Purchase Agreement” means that certain Series A Convertible Senior Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the “Purchasers” signatory thereto. “Related Parties” means, with respect to any specified Person, such Person’s controlled or controlling Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person’s controlled or controlling Affiliates. “Representatives” means, with respect to any specified Person, such Person’s directors, partners, officers, employees and agents and the attorneys, accountants, experts and advisors of such Person and such Person’s Affiliates. “Right of First Refusal” means the right, but not the obligation, of the Major Holders, to purchase some or all of the Transfer Stock with respect to a Proposed Holder Transfer, on the terms and conditions specified in the Proposed Transfer Notice. “SEC” means the U.S. Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended. “Significant Holder” means any Holder that, individually or together with such Holder’s Affiliates, holds, in the aggregate, at least 25% of the then-outstanding Series A Preferred Stock. “Significant Holder Notice” means written notice from a Significant Holder notifying the selling Holder(s) that such Significant Holder intends to exercise its Right of First Refusal as to some or all of the Transfer Stock with respect to any Proposed Holder Transfer. “Transaction Document” means, collectively, this Agreement, the Purchase Agreement, the Certificate of Designation and the Warrants. “Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any direct interest therein); provided, however, and for the avoidance of doubt, any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any direct or indirect equity interest in any Significant Holder shall not constitute a “Transfer”, so long as the equity holder(s) of such Significant Holder as of the date first set forth above continue to “control” such Significant Holder, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. “Transfer Stock” means shares of Preferred Stock owned by a Holder or issued to a Holder after the date hereof (including without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like). “Warrants” shall have the meaning assigned to such term in the Purchase Agreement. SECTION 5.2 Construction. (a) The Parties intend that each representation, warranty, covenant and agreement contained in this Agreement shall have independent significance. The headings are for convenience only and shall not be given effect in interpreting this Agreement. References to sections, articles, schedules or exhibits are to the sections, articles, schedules and exhibits contained in, referred to by or attached to this Agreement,

10 unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” in this Agreement mean “include / includes / including without limitation.” All references to “$”, currency, monetary values and dollars set forth herein shall mean U.S. dollars. The use of the masculine, feminine or neuter gender or the singular or plural form of words shall not limit any provisions of this Agreement. References to a Person also include its permitted assigns and successors. Any reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time. The word “will” shall be construed to have the same meaning as the word “shall”. With respect to the determination of any period of time, “from” shall mean “from and including”. The word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to the knowledge of the Company or any of its Affiliates or facts known by any such Person shall mean actual knowledge of any authorized officer of such Person. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Any reference herein to any law shall be construed as referring to such law as codified or reenacted in whole or in part, and as in effect from time to time. The Parties acknowledge and agree that (a) each Party and its counsel has reviewed, or has had the opportunity to review, the terms and provisions of this Agreement, (b) any rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be used to interpret this Agreement and (c) the provisions of this Agreement shall not be construed in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of such previous drafts of this Agreement or any other Transaction Document or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any other Transaction Document. (b) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that, if the Company notifies the Investors that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Initial Issue Date (as defined in the Certificate of Designation) in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. [Remainder of page intentionally left blank]

[SIGNATURE PAGE TO THE INVESTORS RIGHTS AGREEMENT] IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written. COMPANY: LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmsgren Name: Jennifer Holmgren Title: Chief Executive Officer

[SIGNATURE PAGE TO THE INVESTORS RIGHTS AGREEMENT] INVESTOR: LANZATECH GLOBAL SPV, LLC By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director Notice Address: 970 W. Broadway, Suite E #464 Jackson, WY 83001 Attn: Michael F. Solomon Email: [REDACTED] With a copy (not constituting notice) to: Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway Redwood Shores, CA 94065-1134 Attn: Matt Stewart Email: [REDACTED]

EXHIBIT A SCHEDULE OF INVESTORS Name LanzaTech Global SPV, LLC

EXHIBIT B PREFERRED HOLDER JOINDER JOINDER TO INVESTORS’ RIGHTS AGREEMENT This JOINDER (this “Joinder”) to the Investors’ Rights Agreement, dated as of May 7, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among LanzaTech Global, Inc., a Delaware corporation, and each of the Parties listed on Exhibit A thereto as an “Investor”, is made as of [●] by [●], a [●] (the “Joining Holder”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Agreement. Pursuant to Section 2.2(a) of the Agreement, the shares of Series A Preferred Stock are transferable to the Joining Holder if, and only if, the Joining Holder executes and delivers this Joinder in accordance with the terms of the Agreement. The Joining Holder agrees as follows. 1. The Joining Holder acknowledges that the Joining Holder is acquiring the shares of Series A Preferred Stock subject to the terms and conditions of the Agreement and that all the shares of Series A Preferred Stock acquired by the Joining Holder shall be bound by and subject to the terms of the Agreement. 2. Upon execution of this Joinder, the Joining Holder will become a party to the Agreement and will be fully bound by, and subject to, all of the terms and conditions of the Agreement as if the undersigned were an original signatory to the Agreement as a Holder. 3. This Joinder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. 4. Any notice required to be provided by the Agreement shall be given to the Joining Holder at the address listed on the Joining Holders’ signature page hereto. 5. A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature. Any Person may rely on a copy of this Joinder. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Joining Holder has caused this Joinder to be duly executed and delivered as of the date first written above. [●] By: Name: Title: Address:

ANNEX I RESTRICTIVE LEGEND TO THE SERIES A PREFERRED STOCK CERTIFICATE THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE DESIGNATIONS, RIGHTS, PREFERENCES, POWERS, RESTRICTIONS AND LIMITATIONS SET FORTH IN THE CERTIFICATE OF DESIGNATION OF SERIES A NON-CONVERTIBLE PREFERRED STOCK FOR LANZATECH GLOBAL, INC. (THE “COMPANY”) FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE PURSUANT TO SECTION 151 OF THE DELAWARE GENERAL CORPORATION LAW (THE “SERIES A COD”) AND THE DESIGNATIONS, RIGHTS, PREFERENCES, POWERS, RESTRICTIONS AND LIMITATIONS SET FORTH IN THE INVESTORS’ RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN HOLDERS OF THE COMPANY’S SECURITIES PARTY THERETO (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INVESTORS’ RIGHTS AGREEMENT”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES A COD AND THE INVESTORS’ RIGHTS AGREEMENT. A COPY OF THE SERIES A COD AND THE INVESTORS’ RIGHTS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO ANY HOLDER UPON REQUEST.